Exhibit 21

ALMOST FAMILY, INC. AND SUBSIDIARIES

LIST OF SUBSIDIARIES AS OF MARCH 6, 2009

I.	Subsidiaries of Almost Family, Inc.

NAME OF ENTITY		FORM OF ENTITY
Adult Day Care of America, Inc.		Delaware corporation
Adult Day Care of Louisville, Inc.		Kentucky corporation
Adult Day Care of Maryland, Inc.		Maryland corporation
National Health Industries, Inc.		Kentucky corporation
AFAM Acquisition, LLC		Kentucky limited liability company

II.	Subsidiaries of National Health Industries, Inc.

NAME OF ENTITY		FORM OF ENTITY
Almost Family PC of Ft. Lauderdale, LLC		Florida limited liability company
Almost Family PC of Kentucky, LLC		Kentucky limited liability company
Almost Family PC of SW Florida, LLC		Florida limited liability company
Almost Family PC of West Palm, LLC		Florida limited liability company
Caretenders Mobile Medical Services, LLC		Ohio limited liability company
Caretenders of Birmingham, Inc.		Alabama corporation
Caretenders of Cleveland, Inc.		Kentucky corporation
Caretenders of Columbus, Inc.		Kentucky corporation
Caretenders of Jacksonville, LLC		Florida limited liability company
Caretenders Visiting Services Employment Company, Inc.		Kentucky corporation
Caretenders Visiting Services of Columbus, LLC		Ohio limited liability company
Caretenders Visiting Services of Cook County, LLC		Illinois limited liability company
Caretenders Visiting Services of District 6, LLC		Kentucky limited liability company
Caretenders Visiting Services of District 7, LLC		Kentucky limited liability company
Caretenders Visiting Services of Gainesville, LLC		Florida limited liability company
Caretenders Visiting Services of Hernando County, LLC		Florida limited liability company
Caretenders Visiting Services of Kentuckiana, LLC		Kentucky limited liability company
Caretenders Visiting Services of Ocala, LLC		Florida limited liability company
Caretenders Visiting Services of Orlando, LLC		Kentucky limited liability company
Caretenders Visiting Services of Palm Beach County, LLC		Florida limited liability company
Caretenders Visiting Services of Pinellas County, LLC		Florida limited liability company
Caretenders Visiting Services of St. Augustine, LLC		Florida limited liability company
Caretenders Visiting Services of St. Louis, LLC		Missouri limited liability company
Caretenders VS of Boston, LLC		Massachusetts limited liability company
Caretenders VS of Central KY, LLC		Kentucky limited liability company
Caretenders VS of Louisville, LLC		Kentucky limited liability company
Caretenders VS of Northern KY, LLC		Kentucky limited liability company
Caretenders VS of Western KY, LLC		Kentucky limited liability company
Mederi Caretenders VS of Broward, LLC		Florida limited liability company
Mederi Caretenders VS of SE FL, LLC		Florida limited liability company
Mederi Caretenders VS of SW FL, LLC		Florida limited liability company
Mederi Caretenders VS of Tampa, LLC		Florida limited liability company
Princeton Home Health, LLC		Alabama limited liability company
Caretenders of Cincinnati, Inc.		Kentucky corporation
Caretenders of New Jersey, Inc		Kentucky corporation
Caretenders VS of Ohio, LLC		Ohio limited liability company
Caretenders Visiting Services of Southern Illinois, LLC		Illinois limited liability company
Caretenders VS of Lincoln Trail, LLC		Kentucky limited liability company
AFAM Acquisition Ohio LLC		Kentucky limited liability company

III. Subsidiary of AFAM Acquisition, LLC

NAME OF ENTITY	FORM OF ENTITY
Patient Care, Inc.	Delaware corporation

IV. Subsidiaries of Patient Care, Inc.

NAME OF ENTITY	FORM OF ENTITY
Patient Care Medical Services, Inc.	New Jersey corporation
Patient Care Pennsylvania, Inc.	Delaware corporation
Patient Care New Jersey, Inc.	Delaware corporation
Priority Care, Inc.	Connecticut corporation